                                                                 Exhibit 10(iii)

                      SECOND AMENDMENT TO CREDIT AGREEMENT


      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into on November ___, 1998 and effective as of September 30, 1998, by and among KCS MEDALLION RESOURCES, INC., a Delaware corporation (formerly known as InterCoast Oil and Gas Company) ("KCS Medallion"), KCS ENERGY, INC., a Delaware corporation ("KCS"), KCS ENERGY SERVICES, INC., a Delaware corporation ("KCS Energy Services"), and MEDALLION GAS SERVICES, INC., an Oklahoma corporation (formerly known as InterCoast Gas Services Company) ("Medallion Gas Services," together with KCS Medallion, KCS, and KCS Energy Services, each individually a "Borrower" and, collectively, the "Borrowers"), each lender that is a signatory or becomes a party as provided in the Agreement (individually, together with its successors and such assigns, a "Lender" and, collectively, together with their respective successors and such assigns, the "Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank, acting through its New York Agency (in its individual capacity, "CIBC"), as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Agent").

                              W I T N E S S E T H:

      WHEREAS, on January 2, 1997, the Borrowers and the Lenders entered into a Credit Agreement and a First Amendment to Credit Agreement dated March 24, 1998 (as amended, the "Agreement") whereby, upon the terms and conditions therein stated, the Lenders agreed to make loans to the Borrowers up to the aggregate amount of $150,000,000.00 to be used by the Borrowers for the purposes set forth in Section 2.6 of the Agreement; and

      WHEREAS, the Borrowers and the Lenders mutually desire to amend certain aspects of the Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE 1

                                  GENERAL TERMS

      Section 1.1 Terms Defined in Agreement. As used in this Second Amendment, except as may otherwise be provided in Section 1.2 hereof, all capitalized terms which are defined in the Agreement shall have the same meaning herein as therein, all of such terms and definitions being incorporated herein by reference.

      Section 1.2 Amended Definitions. The following terms which are defined in
Section 1.2 of the Agreement are amended to read as follows:

            "Agreement" shall mean this Credit Agreement, as amended by the First Amendment and Second Amendment to the Credit Agreement, as the same may from time to time be further amended or supplemented.

            "Tangible Net Worth" shall mean (a) total assets, as would be reflected on a balance sheet of the KCS Medallion Group or KCS and its Subsidiaries, as the case may be, prepared on a consolidated basis and in accordance with GAAP, exclusive of Intellectual Property, experimental or organization expenses, franchises, licenses, permits, and other intangible assets, treasury stock, and goodwill minus (b) total liabilities, as would be reflected on a balance sheet of the KCS Medallion Group or KCS and its Subsidiaries, as the case may be, prepared on a consolidated basis and in accordance with GAAP plus (c) the after-tax amounts of any ceiling limitation write downs (such after-tax amounts added by virtue of this item (c) not to exceed (i) in the case of the KCS Medallion Group, $25,000,000 and (ii) in the case of KCS and its Subsidiaries, $40,000,000, in the aggregate on and after September 30, 1998).

      Section 1.3 Confirmation and Extent of Changes. All terms which are defined in Section 1.2 of the Agreement shall remain unchanged except as specifically provided in Section 1.2 of this Second Amendment.


                                    ARTICLE 2

                                  MODIFICATIONS

      Section 2.1 Tangible Net Worth of KCS Medallion. Section 6.16 of the Agreement shall be deleted in its entirety and substituted with the following:

      "6.16 Tangible Net Worth of KCS Medallion. Permit Tangible Net Worth of
            KCS Medallion Group as of September 30, 1998, to be less than $12,000,000 and thereafter at the close of any fiscal quarter to be less than $12,000,000 plus 50% of positive Net Income of KCS Medallion Group and 75% of the net proceeds from any offering by KCS Medallion Group or any of their respective Subsidiaries of capital stock or rights to acquire capital stock in each such quarter."

      Section 2.2 Tangible Net Worth of KCS. Section 6.18 of the Agreement shall be deleted in its entirety and substituted with the following:

      "6.18 Tangible Net Worth of KCS. Permit Tangible Net Worth of KCS and its
            Subsidiaries on a consolidated basis as of September 30, 1998 to be less than $80,000,000 and thereafter at the close of any fiscal quarter to be less than $80,000,000 plus 50% of positive Net Income of KCS and its Subsidiaries on a consolidated basis and 75% of the net proceeds from any offering by KCS or any of its Subsidiaries of capital stock or rights (other than rights in connection with debt convertible into Equity Securities) to acquire capital stock in each such quarter."


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

      Section 3.1 Representations Repeated. The representations and warranties of the Borrowers contained in the Agreement and the other Security Instruments and otherwise made in writing by or on behalf of the Borrowers pursuant to the Agreement and the other Security Instruments were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Second Amendment, except for such changes in the facts represented and warranted of which the Lenders have been made aware or as are not in violation of the Agreement, this Second Amendment or the other Security Instruments.

      Section 3.2 Security Instruments. All Security Instruments to which the Borrowers are parties shall secure the Notes and all of the Obligations of the Borrowers to the Lenders, whether or not such Security Instruments shall be expressly amended or supplemented in connection herewith.

      Section 3.3 Compliance with Obligations. The Borrowers have performed and complied in all material respects with all agreements and conditions contained in the Agreement and the Security Instruments required to be performed or complied with by the Borrowers prior to or at the time of delivery of this Second Amendment.

      Section 3.4 Defaults. After giving effect to this Second Amendment there will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrowers are parties.

      Section 3.5 No Amendments. Nothing in Article 3 of this Second Amendment is intended to amend any of the representations or warranties contained in the Agreement.


                                    ARTICLE 4

                                  MISCELLANEOUS

      Section 4.1 Extent of Amendments. Except as otherwise expressly provided herein, the Agreement, the Note, the Security Instruments and the other instruments and agreements referred to therein are not amended, modified or affected by this Second Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect.

         Section 4.2 References. On and after the date on which this Second Amendment becomes effective, the terms, "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Second Amendment.

      Section 4.3 Counterparts. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed on this ____ day of November, 1998; provided that this Second Amendment shall for all purposes be effective as of the 30th day of September, 1998, as if originally signed on that date.

                                   BORROWERS:

                                   KCS MEDALLION RESOURCES, INC.


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


Address for Notices:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (732) 603-8960



Principal Place of Business
  and Chief Executive Office:

7130 South Lewis Ave.
Suite 700
Tulsa, Oklahoma  74136
Attention:
Telecopy:

                                   KCS ENERGY, INC.


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


Address for Notices:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (732) 603-8960


Principal Place of Business
  and Chief Executive Office:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (732) 603-8960

                                   KCS ENERGY SERVICES, INC.


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


Address for Notices:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (732) 603-8960

Principal Place of Business
  and Chief Executive Office:

5555 San Felipe
Suite 1200
Houston, Texas  77056
Attention:
Telecopy:

                                   MEDALLION GAS SERVICES, INC.


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

Address for Notices:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (732) 603-8960

Principal Place of Business
  and Chief Executive Office:

7130 South Lewis Avenue
Suite 700
Tulsa, Oklahoma  74136
Attention:
Telecopy:

                                   LENDERS:


                                   BANK ONE, TEXAS
                                   NATIONAL ASSOCIATION


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


Address for Notices:

910 Travis Street
Houston, Texas  77002
Attention:  Stephen M. Shatto



                                   COMERICA BANK-TEXAS


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

Address for Notices:

910 Louisiana, 4th Floor
Houston, Texas  77210-4167
Attention:  Daniel G. Steele




                                   SOCIETE GENERALE, SOUTHWEST AGENCY



                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

Address for Notices:

1111 Bagby, Suite 2020
Houston, Texas  77002
Attention:  Mark Cox


                                   DEN NORSKE BANK ASA


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

Address for Notices:

Three Allen Center
333 Clay Street, Suite 4890
Houston, Texas  77002
Attention:  William V. Moyer


                                   BANQUE PARIBAS


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

Address for Notices:

1200 Smith Street, Suite 3100
Houston, Texas  77002
Attention:  Douglas R. Lispman

                                   CIBC, INC.


                                   By:________________________________________
                                      Marybeth Ross
                                      Authorized Signatory

Address for Notices:

909 Fannin, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telecopy:  (713) 650-3727



                                   AGENT:

                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, NEW YORK AGENCY


                                   By:________________________________________
                                      Marybeth Ross
                                      Authorized Signatory

Address for Notices:

425 Lexington Avenue
7th Floor
New York, New York  10017
Attention: Marybeth Ross
  Syndications Group
Telecopy: (212) 856-3763


with copies to:

CANADIAN IMPERIAL BANK OF COMMERCE
909 Fannin, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telecopy:  (713) 650-3727
with copies to:

CIBC INC.
909 Fannin, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telecopy:  (713) 650-3727